UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549




                                    FORM 8-K






                       Pursuant to Section 13 or 15(d) of
                       The Securities Exchange Act of 1934



                         Date of Report: October 5, 1998




                                  Anicom, Inc.
               --------------------------------------------------
               (Exact Name of Registrant as Specified in Charter)



            Delaware                     0-25364                 36-3885212
   ---------------------------         -----------            ----------------
  (State or Other Jurisdiction         (Commission              (IRS Employer
        of incorporation)              File Number)           Identification No.



     6133 North River Road, Suite 1000, Rosemont, Illinois            60018
     -----------------------------------------------------           -------
           (Address of Principal Executive Offices)                 (Zip Code)


        Registrant's telephone number, including area code (847) 518-8700
                                                           --------------


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Item 2.           Acquisition or Disposition of Assets.

(a) On September 21, 1998, the Registrant purchased substantially all of the assets of Texcan Cables Inc., a Nevada corporation, Texcan Cables International, Inc., a Nevada corporation and wholly owned subsidiary of Texcan Cables Inc., and Texcan Cables Limited, a Canadian corporation (collectively, the "Texcan Entities"). The assets acquired include all property and assets used in the conduct of Texcan's business, including inventory, accounts receivable, equipment, the name "Texcan Cables" and the goodwill associated therewith.

         Prior to this transaction, no material relationship existed between the Registrant and the Texcan Entities, or between any affiliates of such entities.

         The Registrant paid the Texcan Entities at the closing an aggregate purchase price consisting of 1,403,509 shares of the Registrant's common stock, par value U.S.$.001 per share, 20,000 shares of the Registrant's Series B convertible preferred stock, par value U.S.$.01 per share, which are convertible, in the aggregate, into an additional 1,403,509 shares of Registrant's common stock, and approximately U.S.$27 million in cash. In addition, Anicom assumed approximately U.S.$12 million of permitted bank indebtedness.

         The cash portion of the purchase price in this transaction was paid out of proceeds from Registrant's existing credit facility with Harris Trust & Savings Bank, LaSalle National Bank, The First National Bank of Chicago, and Bank of America National Trust & Savings Association, and a new term loan facility with the Bank of Montreal dated September 21, 1998.

(b) Pursuant to this transaction, the Registrant acquired from the Texcan Entities substantially all of the assets used by the Texcan Entities in its business as a distributor of wire, cable and cable products. The Registrant will continue to use these assets for the same purpose.


Item 7.           Financial Statements and Exhibits

(a)      Financial Statements of Businesses Acquired

         Audited financial statements of the Texcan Entities required pursuant to Regulation S-X cannot be provided at this time, but shall be filed as soon as practicable and in no event later than 60 days after the date by which this Report on Form 8-K is required to be filed.

(b)      Pro Forma Financial Information

         The pro forma financial information required pursuant to Article 11 of Regulation S-X cannot be provided at this time, but shall be filed as soon as practicable and in no event later than 60 days after the date by which this Report on Form 8-K is required to be filed.








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(c)      Exhibits

         2.1 Asset Purchase Agreement by and among Anicom, Inc., Anicom Multimedia Wiring Systems Incorporated, Texcan Cables Inc., Texcan Cables International, Inc., and Texcan Cables Limited, dated as of September 21, 1998.

         4.1 Certificate of Designations, Preferences and Rights of Series B convertible preferred stock of Anicom, Inc.

         4.2 Registration Rights Agreement by and between Anicom, Inc., Texcan Cables Inc., and Texcan Cables Limited, dated September 21, 1998.











































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








                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                                 Anicom, Inc.


Dated:  October 5, 1998                      By:      /s/ DONALD C. WELCHKO
                                                      ---------------------

                                             Title:   Chief Financial Officer
                                                      -----------------------











































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



                                  Exhibit Index



                                                                    Sequential
                                                                       Page
   Exhibit #                          Item                            Number
   ---------     -------------------------------------------        ----------

      2.1        Asset Purchase Agreement by and                         6
                 among Anicom, Inc., Anicom
                 Multimedia Wiring Systems
                 Incorporated,  Texcan Cables Inc.,
                 Texcan Cables International,  Inc.,
                 and Texcan Cables  Limited,
                 dated as of September 21, 1998.

      4.1        Certificate of Designations, Preferences                64
                 and Rights of Series B convertible
                 preferred stock of Anicom, Inc.

      4.2        Registration Rights Agreement by and                    77
                 between Anicom, Inc., Texcan Cables
                 Inc., and Texcan Cables Limited, dated
                 September 21, 1998.
































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